Summary Prospectus

                               Cambiar SMID Fund

        Investor Class Shares: CAMMX | Institutional Class Shares: CAMUX

                        The Advisors' Inner Circle Fund

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                               September 1, 2017





Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.cambiar.com/individual/documents-and-forms. You can also get this information at no cost by calling 1-866-777-8227, by sending an e-mail request to cambiarfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated September 1, 2017, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.



[LOGO OMITTED]

FUND INVESTMENT OBJECTIVE

The Cambiar SMID Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     ---------------------------------------------------------------------------
     Redemption Fee (as a percentage of amount redeemed, if shares
       redeemed have been held for less than 90 days)                      2.00%
     ---------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                             Institutional Class       Investor Class Shares
                                                     Shares
-----------------------------------------------------------------------------------------------
Management Fees(1)                                         0.90%                       0.90%
-----------------------------------------------------------------------------------------------
Other Expenses                                             0.41%                       0.46%
                                                          -------                     -------
-----------------------------------------------------------------------------------------------
    Shareholder Service Fees                 None                      0.05%
-----------------------------------------------------------------------------------------------
    Other Operating Expenses                 0.41%                     0.41%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating                                1.31%                       1.36%
Expenses
-----------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                        (0.36)%                     (0.36)%
Reimbursements(2)                                         -------                     -------
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating                                0.95%                       1.00%
Expenses After Fee Reductions and/or
Expense Reimbursements
-----------------------------------------------------------------------------------------------

(1) Management Fees have been restated to reflect current fees due to a reduction in the management fee that occurred on August 28, 2016.

(2) Cambiar Investors, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, "excluded expenses")) from exceeding 0.95% of the average daily net assets of each of the Fund's share classes until September 1, 2018. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2018.

2 | Cambiar SMID Fund

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Institutional Class Shares        $97        $380          $684        $1,548
--------------------------------------------------------------------------------
Investor Class Shares            $102        $395          $710        $1,604
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small- to mid-sized companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund generally considers small- and mid-sized companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2500 Index ($12.8 billion as of July 31, 2017) or $12 billion, whichever is greater at the time of initial purchase.

In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

o QUALITY -- The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

o VALUATION -- The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

                                                           Cambiar SMID Fund | 3

o CATALYST -- The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business's cash flow, margins and/ or earnings) that it believes can positively change investors' perception of a company, but has not yet been recognized by the market.

o HURDLE RATE -- The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund's portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser's conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund's risk through its research process as well as limits on individual position sizes and allocations to an economic sector.

The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

The Fund is also subject to the risk that small- and mid-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-capitalization companies that the Fund invests in may be more vulnerable to adverse corporate, business or economic events than larger, more

4 | Cambiar SMID Fund
established companies. In particular, investments in smaller companies may pose additional risks, including liquidity risk, because these companies tend to have more limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, stocks of smaller companies may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, "value stocks" can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser's expected valuation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www. cambiar.com or by calling 1-866-777-8227.

                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]

--------------------------------------------------------------------------------
     11.77%          46.15%          5.60%          (7.13)%          17.96%
--------------------------------------------------------------------------------
      2012            2013           2014            2015             2016
--------------------------------------------------------------------------------


                                                           Cambiar SMID Fund | 5

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 13.14% (quarter ended 3/31/2013) and the lowest return for a quarter was (11.49)% (quarter ended 9/30/2015). The Fund's Investor Class Shares' total return from 1/1/2017 to 6/30/2017 was 5.04% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for only the Investor Class Shares. After-tax returns for Institutional Class Shares will vary.

Institutional Class Shares of the Fund commenced operations on November 3, 2014. As a result, the performance information provided for Institutional Class Shares incorporates the returns of Investor Class Shares of the Fund for periods before November 3, 2014. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares are lower.

                                                                                 SINCE
                                                                               INCEPTION
                                                      1 YEAR      5 YEARS      (05/31/11)
--------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
--------------------------------------------------------------------------------------------
   Fund Returns Before Taxes                          17.96%      13.57%         9.04%
--------------------------------------------------------------------------------------------
   Fund Returns After Taxes on Distributions          17.81%      13.09%         8.63%
--------------------------------------------------------------------------------------------
   Fund Returns After Taxes on Distributions and      10.29%      10.75%         7.06%
   Sale of Fund Shares
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------------------
   Fund Returns Before Taxes                          18.02%      13.59%         9.05%
--------------------------------------------------------------------------------------------
RUSSELL 2500 INDEX(R) (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES, OR TAXES)                           17.59%      14.54%        10.40%
  --------------------------------------------------------------------------------------------

6 | Cambiar SMID Fund

INVESTMENT ADVISER

Cambiar Investors, LLC

PORTFOLIO MANAGERS

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2011.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2011.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2011.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2011.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2011.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since its inception in 2011.

PURCHASING AND SELLING FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

                                                           Cambiar SMID Fund | 7

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

8 | Cambiar SMID Fund





                                                                 CMB-SM-010-0400